INCOME TAXES	12 Months Ended
Jun. 30, 2015
INCOME TAXES

NOTE 13 — INCOME TAXES

The components of the provision for income taxes were as follows:

(In millions)

Year Ended June 30,	2015	2014	2013

Current Taxes

U.S. federal	$3,661	$3,738	$3,131
U.S. state and local	364	266	332
Foreign	2,065	2,073	1,745

Current taxes	6,090	6,077	5,208

Deferred Taxes

Deferred taxes	224	(331)	(19)

Provision for income taxes	$6,314	$5,746	$5,189

U.S. and foreign components of income before income taxes were as follows:

(In millions)

Year Ended June 30,	2015	2014	2013

U.S.	$7,363	$7,127	$6,674
Foreign	11,144	20,693	20,378

Income before income taxes	$18,507	$27,820	$27,052

The items accounting for the difference between income taxes computed at the U.S. federal statutory rate and our effective rate were as follows:

Year Ended June 30,	2015	2014	2013

Federal statutory rate	35.0%	35.0%	35.0%
Effect of:
Foreign earnings taxed at lower rates	(20.9)%	(17.1)%	(17.5)%
Phone nondeductible charges and valuation allowance	19.1%	0.9%	0%
Domestic production activities deduction	(2.4)%	(1.0)%	(1.2)%
Other reconciling items, net	3.3%	2.9%	2.9%

Effective rate	34.1%	20.7%	19.2%

The reduction from the federal statutory rate is primarily due to foreign earnings taxed at lower rates resulting from producing and distributing our products and services through our foreign regional operations centers in Ireland, Singapore, and Puerto Rico. In fiscal year 2015, this reduction was mostly offset by losses in foreign jurisdictions for which we may not realize a tax benefit, primarily as a result of impairment and restructuring charges. Excluding these losses, our foreign earnings, which are taxed at rates lower than the U.S. rate and are generated from our regional operating centers, were 73%, 81%, and 79% of our foreign income before tax in fiscal years 2015, 2014, and 2013, respectively. In general, other reconciling items consist of interest, U.S. state income taxes, and credits. In fiscal years 2015, 2014, and 2013, there were no individually significant other reconciling items.

The components of the deferred income tax assets and liabilities were as follows:

(In millions)

June 30,	2015	2014

Deferred Income Tax Assets

Stock-based compensation expense	$884	$903
Other expense items	1,531	1,112
Restructuring charges	211	0
Unearned revenue	520	520
Impaired investments	257	272
Loss carryforwards	1,158	922
Depreciation and amortization	798	0
Other revenue items	56	64

Deferred income tax assets	5,415	3,793
Less valuation allowance	(2,265)	(903)

Deferred income tax assets, net of valuation allowance	$3,150	$2,890

Deferred Income Tax Liabilities

Foreign earnings	$(1,280)	$(1,140)
Unrealized gain on investments and debt	(2,223)	(1,974)
Depreciation and amortization	(685)	(470)
Other	(29)	(87)

Deferred income tax liabilities	(4,217)	(3,671)

Net deferred income tax assets (liabilities)	$(1,067)	$(781)

Reported As

Current deferred income tax assets	$1,915	$1,941
Other current liabilities	(211)	(125)
Other long-term assets	64	131
Long-term deferred income tax liabilities	(2,835)	(2,728)

Net deferred income tax assets (liabilities)	$(1,067)	$(781)

As of June 30, 2015, we had net operating loss carryforwards of $4.6 billion, including $1.8 billion of foreign net operating loss carryforwards acquired through our acquisition of Skype, and $545 million through our acquisition of NDS. The valuation allowance disclosed in the table above relates to the foreign net operating loss carryforwards and other future deductible net deferred tax assets that may not be realized.

Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases and are stated at enacted tax rates expected to be in effect when the taxes are actually paid or recovered.

As of June 30, 2015, we have not provided deferred U.S. income taxes or foreign withholding taxes on temporary differences of approximately $108.3 billion resulting from earnings for certain non-U.S. subsidiaries which are permanently reinvested outside the U.S. The unrecognized deferred tax liability associated with these temporary differences was approximately $34.5 billion at June 30, 2015.

Income taxes paid were $4.4 billion, $5.5 billion, and $3.9 billion in fiscal years 2015, 2014, and 2013, respectively.

Uncertain Tax Positions

Unrecognized tax benefits as of June 30, 2015, 2014, and 2013, were $9.6 billion, $8.7 billion, and $8.6 billion, respectively. If recognized, these tax benefits would affect our effective tax rates for fiscal years 2015, 2014, and 2013, by $7.9 billion, $7.0 billion, and $6.5 billion, respectively.

As of June 30, 2015, 2014, and 2013, we had accrued interest expense related to uncertain tax positions of $1.7 billion, $1.5 billion, and $1.3 billion, respectively, net of federal income tax benefits. Interest expense on unrecognized tax benefits was $237 million, $235 million, and $400 million in fiscal years 2015, 2014, and 2013, respectively, and was included in income tax expense.

The aggregate changes in the balance of unrecognized tax benefits were as follows:

(In millions)

Year Ended June 30,	2015	2014	2013

Balance, beginning of year	$8,714	$8,648	$7,202
Decreases related to settlements	(50)	(583)	(30)
Increases for tax positions related to the current year	1,091	566	612
Increases for tax positions related to prior years	94	217	931
Decreases for tax positions related to prior years	(144)	(95)	(65)
Decreases due to lapsed statutes of limitations	(106)	(39)	(2)

Balance, end of year	$9,599	$8,714	$8,648

During the third quarter of fiscal year 2011, we reached a settlement of a portion of an I.R.S. audit of tax years 2004 to 2006, which reduced our income tax expense by $461 million. While we settled a portion of the I.R.S. audit, we remain under audit for these years. In February 2012, the I.R.S. withdrew its 2011 Revenue Agents Report and reopened the audit phase of the examination. As of June 30, 2015, the primary unresolved issue relates to transfer pricing, which could have a significant impact on our consolidated financial statements if not resolved favorably. We believe our allowances for income tax contingencies are adequate. We have not received a proposed assessment for the unresolved issues and do not expect a final resolution of these issues in the next 12 months. Based on the information currently available, we do not anticipate a significant increase or decrease to our tax contingencies for these issues within the next 12 months. We also continue to be subject to examination by the I.R.S. for tax years 2007 to 2015.

We are subject to income tax in many jurisdictions outside the U.S. Our operations in certain jurisdictions remain subject to examination for tax years 1996 to 2015, some of which are currently under audit by local tax authorities. The resolutions of these audits are not expected to be material to our consolidated financial statements.